                                                                   EXHIBIT 10.21


================================================================================
                                               INVESTMENT NUMBERS 8354 and 10458



                                Second Amendment
                                       TO
                              AMENDED AND RESTATED
                              INVESTMENT AGREEMENT

                                      among

                                MSF HOLDING LTD.,

                          MEDICAL SYSTEMS FINANCE S.A.,

                                  ESTOLUR S.A,

                        HEALTHCARE SYSTEMS FINANCE S.A.,

                             MSF/HSF ARGENTINA S.A.,

                                       and

                        INTERNATIONAL FINANCE CORPORATION




                              Dated August 18, 2000

================================================================================

                               SECOND AMENDMENT TO
                              AMENDED AND RESTATED
                              INVESTMENT AGREEMENT


     AGREEMENT, dated August 18, 2000, among MSF HOLDING LTD., a company organized and existing under the laws of the Commonwealth of the Bahamas ("MSF Holding"), MEDICAL SYSTEMS FINANCE S.A. ("MSF"), ESTOLUR S.A. ("Estolur"), HEALTHCARE SYSTEMS FINANCE S.A. ("HSF"), each of them a sociedad anonima,
                                                        -------- -------
organized and existing under the laws of Uruguay, and MSF/HSF ARGENTINA S.A., a sociedad anonima organized and existing under the laws of Argentina, formerly
-------- -------
known as Sistemas Financieros S.A. and as MSF Argentina S.A. ("MSF Argentina"), and INTERNATIONAL FINANCE CORPORATION, an international organization established by Articles of Agreement among its member countries ("IFC").

     WHEREAS:

     (A) Pursuant to an Amended and Restated Investment Agreement dated April 27, 1998, as amended and restated as of September 29, 1998 and as further amended on February 25, 1999 (as amended from time to time, the "Investment Agreement") among the parties hereto, IFC has made a loan to the Co-Borrowers (as such term and other terms used herein are defined in Section 1) in the aggregate principal amount of up to forty million Dollars ($40,000,000).

     (B) Pursuant to the Security Agreements, the Co-Borrowers have granted to IFC and FMO security interests in receivables arising under leases and loans made by them and, pursuant to the Investment Agreement, each of the Co-Borrowers has agreed to maintain a Loan to Collateral Value Ratio of no more than ninety-five per cent (95%).

     (C) The Co-Borrowers intend to enter into a transaction for the securitization of its Dollar denominated contracts originated in Brazil and may enter into other securitization transactions in the future.

     (D) The securitization transaction for Dollar denominated receivables originated in Brazil will involve, and such other securitization transactions may involve, the transfer to a special purpose entity of receivables in which IFC and FMO have security interests and the release of such receivables from the Liens created under the Security Agreements.

     (E) IFC is willing to permit such release in connection with Permitted Securitization Transactions, provided that prior to such release, the Co-Borrowers grant to IFC and FMO a first priority security interest in cash or cash equivalents and other eligible receivables in an amount equivalent to the value of the receivables released from the Liens created under the Security Agreements, and the Co-Borrowers are willing to provide such collateral.

     (F) IFC and the Co-Borrowers have agreed to amend the Investment Agreement to allow for Permitted Securitization Transactions.

     (G) IFC and the Co-Borrowers have agreed to amend the Investment Agreement to provide for the increase in the amount of the B Loan by fifteen million Dollars ($15,000,000).

     NOW, THEREFORE, the parties agree as follows:

     Section 1. Definitions. All capitalized terms used in this Agreement (including the preamble and recitals) and not otherwise defined herein, unless the context otherwise requires, have the respective meanings given to such terms in the Investment Agreement.

     Section 2.  Amendments to the Investment Agreement.

     (a)  Section 1.01 of the Investment Agreement is amended by:

          (i) deleting the definition of the term "Borrowing Base Report" and replacing it with the following:

          "Borrowing Base Report" the monthly report, in form and substance acceptable to IFC, provided by the Co-Borrowers which shall include details as set forth in the Security Agreements regarding the Eligible Leases/Loans, the Eligible Lessees/Borrowers and the IFC/FMO Security and which sets forth the Loan to Collateral Value Ratio as at the date of such report and the calculation thereof and which shall specify any changes since the last such report in the Eligible Leases/Loans comprising the IFC/FMO Security, and, as to any new Eligible Leases/Loans comprising the IFC/FMO Security, shall specify the parties thereto and the amount and term thereof;

          (ii) deleting the definition of the term "Security Agreements" and replacing it with the following:

          "Security Agreements" the agreements evidencing security interests in receivables under Eligible Leases/Loans, Cash Collateral, and equipment, granted by the Co-Borrowers to IFC and FMO, with an aggregate value satisfactory to IFC or having a value of at least
           1.05 times the sum of the outstanding amount of the Loan and the FMO Loan, including, without limitation (i) each of the two Open Pledge Agreements dated as of October 2, 1998 among MSF Holding, MSF, Estolur, HSF, IFC and FMO, as amended from time to time; (ii) the Security Agreement dated as of September 29, 1998 among MSF Holding, MSF, Estolur, HSF, IFC and FMO, as amended from time to time; (iii) the Fiduciary Assignment Agreement dated as of February 9, 1999 among MSF Holding, MSF, Estolur, HSF, MSF Argentina, IFC, FMO and BankBoston N.A., as amended from time to time; and (iv) the Trustee Account and Security Agreement;

          (iii) inserting in such section in alphabetical order the following additional definitions:

          "Cash Collateral" the Collateral Account and all Permitted Investments and other property held in the Collateral Account;

          "Closing Date" in connection with any Permitted Securitization
           Transaction, the date of the documents pursuant to which the relevant securities are to be issued;

          "Collateral Account" the Collateral Account (as defined in the Trustee
           Account and Security Agreement);

          "Collateral Agent" the Collateral Agent (as defined in the Trustee
           Account and Security Agreement);

          "Permitted Investments" Permitted Investments (as defined in the
           Trustee Account and Security Agreement);

          "Permitted Securitization Transaction" a securitization transaction
           (i) in connection with which (A) the amount required by Section 7.01(x) is deposited in the Collateral Account and pledged to IFC and FMO pursuant to the Trustee Account and Security Agreement and (B) the Co-Borrowers assign and grant to IFC and FMO pursuant to the Security Agreements perfected and registered first priority security interests in Lease/Loan Receivables having the value required by
           Section 7.01(x), in substitution for collateral released or to be released from the Liens created pursuant to the Security Agreements and (ii) both before and after giving effect to which the Co-Borrowers will be in compliance with the covenants in Article VII and no Event of Default or Potential Event of Default will have occurred or be continuing;

          "Trustee Account and Security Agreement" the Trustee Account and
           Security Agreement dated as of September 29, 1998 among MSF, HSF, MSF Argentina, IFC, FMO, BankBoston N.A., BankBoston N.A. acting through its Buenos Aires, Argentina, Branch, as collateral agent, and DVI Financial Services, Inc., as amended from time to time;

          (iv) replacing the date "September 29, 1998" with "September 30, 1998" each time it appears in the definition of the term "FMO Documents."

     (b)  Section 1.02 of the Investment Agreement is amended by:

          (i) deleting the definition of "Loan to Collateral Value Ratio" and replacing it with the following:

          "Loan to Collateral Value Ratio" at any calculation date, (i) the amount of the Loan and the FMO Loan outstanding on the calculation date divided by (ii) the sum of (A) the NPV of Assigned Lease/Loan Receivables plus (B) the value of the Cash Collateral pledged to IFC and FMO under the Trustee Account and Security Agreement and in which IFC and FMO have a perfected and registered first priority security interest;

          (ii) deleting the definition of Net Financed Assets and replacing it with the following:

          "Net Financed Assets" all financing provided through Eligible
           Leases/Loans outstanding that, at the time of computation, are owned by or payable to one of the Eligible Co-Borrowers, less principal payments received;

          (iii) deleting the definition of Portfolio Affected by Arrears and replacing it with the following:

          "Portfolio Affected by Arrears" the aggregate principal amount of leases or loans made by, and, at the time of computation, owned by or payable to, an Eligible Co-Borrower, which at the time of computation are in default for at least thirty (30) days;

          (iv) adding in alphabetical order the following definition of NPV of Assigned Lease/Loan Receivables:

          "NPV of Assigned Lease/Loan Receivables" the net present value at any calculation date of all Lease/Loan Receivables assigned to IFC and FMO under the Security Agreements and in which IFC and FMO have a perfected and registered first priority security interest, discounted at the rate of six-month LIBOR plus 2.75%;

     (c) Section 2.02(b) of the Investment Agreement is amended to read as follows:

          (b) The proposed sources of financing for the Project are as follows:

                           $ million
                          equivalent
                          ----------

Equity in MSF Holding
---------------------
Voting Shares
-------------
PIE                              4.2
FMO                              2.1
IFC                              2.0
DVI                              7.7
                              ------
                                16.0
                              ======

Non-Voting Shares
-----------------
DVI                              4.1
                              ------

     Total Equity               20.1

Loans
-----

FMO                               10
IFC                               55
DVI (Stand-by Facility)           25

     Total Loans                  90
                              ------
TOTAL FINANCING                110.1
                              ======

     (d) Section 3.01 of the Investment Agreement is amended to read as follows:

          Section 3.01. The Loan. On the terms and subject to the conditions of this Agreement, IFC agrees to lend to the Co-Borrowers:

          (a) the A Loan, being fifteen million Dollars ($15,000,000); and

          (b) the B Loan, being forty  million Dollars ($40,000,000).

     (e) Section 3.06(b) of the Investment Agreement is amended to read as follows:

          (b) The Co-Borrowers shall repay the B Loan on the following dates and in the following amounts:


          Date Payment Due           Principal Amount Due
          ----------------           --------------------

          November 15, 2000                 $6,666,666.67
          May 15, 2001                      $6,666,666.67
          November 15, 2001                 $6,666,666.67
          May 15, 2002                      $6,666,666.67
          November 15, 2002                 $6,666,666.67
          May 15, 2003                      $6,666,666.67

     (f) Section 3.13(a)(v) of the Investment Agreement is amended to read as follows:

          (v) on or after December 31, 2000.

     (g) Section 7.01 of the Investment Agreement is amended by deleting subsection (v), replacing "(w)" with "(v)", replacing the punctuation at the end of such section with "; " and adding new subsections (w) and (x) as follows:

          (w) give IFC at least ten (10) Business Days' prior written notice of any proposed Permitted Securitization Transaction and in such notice:

          (i) describe the proposed Permitted Securitization Transaction, including, without limitation, its structure and any Subsidiaries or Affiliates to be formed;

          (ii) specify the loans and leases to be released from the Liens created under the Security Agreements and any leases or loans to be assigned to IFC and FMO in connection with such Permitted Securitization Transaction (including for each loan or lease to be released or assigned the name of the borrower or lessee, the amount thereof, and its status (i.e., current or restructured)) and the amount to be deposited in the Collateral Account in connection with such Permitted Securitization Transaction;

          (iii) show a calculation of the Loan to Collateral Value Ratio before and after giving effect to such Permitted Securitization Transaction; and

          (iv) certify that both before and after giving effect to such Permitted Securitization Transaction, the Co-Borrowers will be in compliance with the covenants in Article VII and that no Event of Default or Potential Event of Default will have occurred or be continuing; and

          (x)   in connection with any Permitted Securitization Transaction:

          (i) deposit into the Collateral Account an amount in Dollars and assign and grant to IFC and FMO pursuant to the Security Agreements perfected and registered first priority security interests in additional Lease/Loan Receivables, such that the sum of (A) the amount so deposited and (B) the net present value of such additional Lease/Loan Receivables, discounted at the rate of six-month LIBOR plus 2.75%, equals the net present value of the Lease/Loan Receivables to be released from the Liens created under the Security Agreements in connection with such Permitted Securitization Transaction, discounted at the rate of six-month LIBOR plus 2.75%; and

          (ii) deliver to IFC at the Co-Borrowers' cost and expense such opinions of counsel as IFC may request with respect to the validity, perfection and the priority of the security interest in Cash Collateral and Lease/Loan Receivables granted to IFC and FMO in connection with such Permitted Securitization Transaction;

     (h) Section 7.02 of the Investment Agreement is amended by deleting "and" at the end of subsection (c), replacing the punctuation at the end of subsection
(d) with "; and" and adding a new subsection (e) as follows:

          (e) maintain a Loan to Collateral Value Ratio of no more than 95%.

     (i) Section 7.04(a)(iii) of the Investment Agreement is amended to read as follows:

          (iii) that part of Short-term Debt which is Indebtedness for Money Borrowed incurred from commercial and/or investment banks in the ordinary course of business, not exceeding at any one time outstanding the equivalent of twenty percent (20%) of the sum of
                (A) the aggregate principal amount of Eligible Leases/Loans in the MSF Portfolio plus (B) the value of the Cash Collateral pledged to IFC and FMO under the Trustee Account and Security Agreement and in which IFC and FMO have perfected and registered first priority security interests; and

     (j) Section 7.04(d) of the Investment Agreement is amended to read as follows:

          (d) except in connection with a Permitted Securitization Transaction, enter into any transaction except in the ordinary course of business on the basis of arm's-length arrangements (including, without limitation, transactions whereby any of the Co-Borrowers might pay more than the ordinary commercial price for any purchase or might receive less than the full ex-works commercial price (subject to normal trade discounts) for its products);

     (k) Section 7.04(g) of the Investment Agreement is amended to read as follows:

          (g) except in connection with a Permitted Securitization Transaction, form or have any Subsidiary or Affiliate, other than those

     Subsidiaries and Affiliates listed on the attached Schedule 9 that are used for the purposes previously described by the Co-Borrowers to IFC;

     (l) Section 7.04(l) of the Investment Agreement is amended to read as follows:

          (l) other than as contemplated by the Project or in connection with a Permitted Securitization Transaction, sell, transfer, lease or otherwise dispose of all or a substantial part of its capital assets (whether in a single transaction or in a series of transactions, related or otherwise and including, but not limited to, securitizations or loan sales);

     (m) Section 7.04 of the Investment Agreement is amended by deleting "or" at the end of subsection (q) thereof, inserting "or" at the end of subsection
(r), and adding a new subsection (s) as follows:

          (s) permit the value of the Cash Collateral pledged to the Collateral Agent for the benefit of IFC and FMO under the Trustee Account and Security Agreement at any date to exceed one-third (1/3) of the NPV of Assigned Lease/Loan Receivables; provided, that at any date during the one hundred and twenty-day period immediately following the Closing Date of any Permitted Securitization Transaction, the value of the Cash Collateral pledged to the Collateral Agent for the benefit of IFC and FMO under the Trustee Account and Security Agreement may exceed one-third (1/3), but shall not exceed one-half (1/2), of the NPV of Assigned Lease/Loan Receivables at such date.

     (n) Section 9.06 of the Investment Agreement is amended by adding at the end thereof a new section (c) as follows:

          (c) For the purpose of calculations under this Agreement, the value of Permitted Investments shall be the average of the closing bid and asked prices for the Business Day immediately prior to such valuation as set forth in the Wall Street Journal (or if unavailable in the Wall Street Journal for any reason, as set forth in any other recognized financial publication selected by IFC).

     (o) Schedule 2 to the Investment Agreement is amended by deleting the words "forty million Dollars ($40,000,000)" and replacing them with "fifty-five million Dollars ($55,000,000)" and inserting after "September 29, 1998" the words ", as amended,".

     (p)  The Investment Agreement is amended by adding at the end thereof as
Schedule 9 the document entitled "Schedule 9" that is annexed hereto.

     Section 3.  Miscellaneous.

     (a) Notwithstanding anything to the contrary in this Agreement, the amendments set forth in Section 2 shall not become effective until IFC (i) receives opinions of its counsel in New York, the Bahamas, Uruguay and Argentina and elsewhere, in form and substance satisfactory to IFC and concurred in by counsel to the Borrower, with respect to such matters related to this Agreement, the Investment Agreement, the Trustee Account and Security Agreement, and the amendment to the Trustee Account and Security Agreement dated as of the date hereof, as IFC may reasonably request, and (ii) by written notice to the Co-Borrowers, confirms that such amendments have become effective.

     (b) All references in the Investment Agreement to "this Agreement", "herein", "hereof", "hereunder", "hereto" or expressions of like meaning shall be references to the Investment Agreement, as amended by this Agreement.

     (c) Except as amended hereby, the Investment Agreement shall remain in full force and effect.

     (d) Each of the Co-Borrowers hereby restates, as if set forth herein at length, and confirms, as of the date hereof, the representations and warranties made by it in Article V of the Investment Agreement.

     (e) The Co-Borrowers shall pay to IFC or as IFC may direct the reasonable fees and expenses of IFC's counsel in New York, the Bahamas, Uruguay and Argentina and elsewhere incurred in connection with (i) the preparation and/or review, execution and, where appropriate, translation and registration of this Agreement, and any other documents related to this Agreement; and (ii) the giving of any legal opinions required by IFC in connection herewith.

     (f) This Agreement is governed by, and shall be construed in accordance with, the laws of the State of New York, United States of America.

     (g) This Agreement may be executed in several counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties to this Amendment have caused this Agreement to be duly executed as of the date first above written.

                                MSF HOLDING LTD.



                                By: ___________________________
                                   Name:
                                   Authorized Representative



                                MEDICAL SYSTEMS FINANCE S.A.



                                By: _____________________________
                                   Name:
                                   Authorized Representative



                                ESTOLUR S.A.



                                By: ___________________________
                                   Name:
                                   Authorized Representative



                                HEALTHCARE SYSTEMS FINANCE S.A.



                                By: _________________________________
                                   Name:
                                   Authorized Representative

                                MSF/HSF ARGENTINA S.A.



                                By: _____________________
                                   Name:
                                   Authorized Representative



                                INTERNATIONAL FINANCE CORPORATION



                                By: _____________________________________
                                   Name:
                                   Authorized Representative

                                                                      SCHEDULE 9
                                                                      ----------
                                                                     Page 1 of 2


                          SUBSIDIARIES AND AFFILIATES
                          ---------------------------

               (see Section 7.04(g) of the Investment Agreement)



MSF HOLDING LTD
---------------
A Holding Company incorporated in the Bahamas.

   1. MSF CAYMAN ISLANDS, LTD
      -----------------------
      A Company, incorporated in the Cayman Islands.

        a. MSF CAYMAN USA LLC
           ------------------
           A Delaware Limited Liability Company.

        b. MSF TRUSTEE LTDA
           ----------------
           A Brazilian Limitada.

        c. MSF DO BRASIL LTDA and HSF DO BRASIL LTDA
           -----------------------------------------
           Two Brazilian Limitada companies.


   2. MSF INTERMEDIATE HOLDINGS LLC
      -----------------------------
      A Cayman Islands Company.

        a. MSF FUNDING LLC
           ---------------
           A Delaware Special Purpose Corporation.

        b. MSF INTERMEDIATE ACQUISITION LLC
           --------------------------------
           A Delaware Limited Liability Company.


   3. MEDICAL SYSTEMS FINANCE S.A.
      ----------------------------
      A Uruguayan sociedad anonima.

                                                                      SCHEDULE 9
                                                                      ----------
                                                                     Page 2 of 2



   4. HEALTHCARE SYSTEMS FINANCE S.A.
      -------------------------------
      A Uruguayan sociedad anonima.

   5. ESTOLUR S.A.
      ------------
      A Finance Investment Company (S.A.F.I.).

        a. MSF DE COLOMBIA LTDA and HSF DE COLOMBIA LTDA
           ---------------------------------------------
           Two Colombian operating entities.

        b. MSFOPERATIONS DE MEXICO S.A. and H.S.F. OPERATIONS DE MEXICO S.A.
           -----------------------------------------------------------------
           Two Mexican operating entities.

   6. MSF/HSF ARGENTINA S.A.
      ----------------------
      A Company established in Argentina.